Rule 497(e)
File Nos. 333-194044 and 811-08183

SCHWAB ONESOURCE CHOICE VARIABLE ANNUITY

An individual flexible premium variable annuity
Issued by
Great-West Life & Annuity Insurance Company of New York

Supplement dated March 21, 2017
to the Prospectus dated May 1, 2016

This Supplement amends certain information contained in the Prospectus dated May 1, 2016.

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Liquidation:
The Board of Trustees of the JPMorgan Insurance Trust has approved the liquidation of the JPMorgan Intrepid Mid Cap Portfolio (the “Liquidated Fund”) on or about May 19, 2017 (the “Liquidation Date”). Contract Owners may transfer assets out of the Sub-Account for the Liquidated Fund at any time prior to the Liquidation Date, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit. Effective as of the close of business April 18, 2017, the Liquidated Fund will close to new investors and new contributions. Effective as of the close of business on the Liquidation Date, any assets remaining in the Sub-Account for the Liquidated Fund will become invested in the Sub-Account for the Schwab Government Money Market Portfolio, and existing investors may no longer use custom transfer features such as Dollar Cost Averaging or Rebalancer in the Liquidated Fund. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Liquidated Fund should contact the Retirement Resource Operations Center immediately to make alternate arrangements. If you fail to make alternate arrangements by April 18, 2017, any allocations made to the Sub-Account for the Liquidated Fund will be automatically directed to the Sub-Account for the Schwab Government Money Market Portfolio.

Guaranteed Lifetime Withdrawal Benefit Rider Changes:
For all contract applications signed on or after May 1, 2017, the Guaranteed Lifetime Withdrawal Benefit Rider (the “GLWB Rider”) will have a lower Guarantee Benefit Fee, lower Guaranteed Annual Withdrawal rates, and lower Joint Guaranteed Annual Withdrawal rates, and we will calculate the Guarantee Benefit Fee using your Benefit Base rather than your Covered Fund Value. For all applications signed prior to May 1, 2017, there are no changes to the GLWB Rider.

Portfolio Closures:
Effective May 1, 2017, the following Portfolios (the “Closed Portfolios”) will close to new investors and new Contributions:
Deutsche Large Cap Value VIP - Class A Shares
Deutsche Small Mid Cap Value VIP - Class A Shares
Dreyfus Variable Investment Fund Appreciation Portfolio - Initial Shares
Invesco V.I. Technology Fund - Series I Shares
VanEck VIP Unconstrained Emerging Markets Bond Fund - Initial Class Shares

Effective May 1, 2017, you may no longer use custom transfer features such as Dollar Cost Averaging or Rebalancer in the Closed Portfolios. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Closed Portfolios should contact the Retirement Resource Operations Center immediately to make alternate arrangements. If you fail to make alternate arrangements by May 1, 2017, any allocations made to the Sub-Accounts for the Closed Portfolios will be automatically directed to the Sub-Account for the Schwab Government Money Market Portfolio.

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If you have any questions regarding this Supplement, please call the Retirement Resource Operations Center toll-free at (800) 838-0650, or write to the Retirement Resource Operations Center at PO Box 173920, Denver, CO 80217-3920.

This Supplement must be accompanied by, and read in conjunction with, the current Prospectus and
Statement of Additional Information dated May 1, 2016.

Please read this Supplement carefully and retain it for future reference.

REG96632-00 MK:00192672